                                  EXHIBIT 24
                               POWER OF ATTORNEY
         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Timken Company, an Ohio corporation (the "Company"), hereby (1) constitutes and appoints James W. Griffith, Glenn A. Eisenberg, and William R. Burkhart, collectively and individually, as his or her agent and attorney-in-fact, with full power of substitution and resubstitution, to (a) sign and file on his or her behalf and in his or her name, place and stead in any and all capacities (i) an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934,
     as amended, on Form 10-K for the fiscal year ended December 31, 2003, (ii)
     any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.
         IN WITNESS WHEREOF, the undersigned directors and officers of the
     Company have hereunto set their hands as of the 5th day of February 2004.
          /s/ Sallie B. Bailey              /s/ Frank C. Sullivan
          _____________________________     ______________________________
          Sallie B. Bailey                  Frank C. Sullivan
          (Principal Accounting Officer)
          /s/ Glenn A. Eisenberg            /s/ John M. Timken, Jr.
          _____________________________     ______________________________
          Glenn A. Eisenberg                John M. Timken, Jr.
          (Principal Financial Officer)
          /s/ Stanley C. Gault              /s/ Ward J. Timken
          _____________________________     ______________________________
          Stanley C. Gault                  Ward J. Timken
          /s/ James W. Griffith             /s/ Ward J. Timken, Jr.
          _____________________________     ______________________________
          James W. Griffith                 Ward J. Timken, Jr.
          (Principal Executive Officer)
          /s/ John A. Luke, Jr.             /s/ W. R. Timken, Jr.
          _____________________________     ______________________________
          John A. Luke, Jr.                 W. R. Timken, Jr.
          /s/ Robert W. Mahoney             /s/ Joseph F. Toot, Jr.
          _____________________________     ______________________________
          Robert W. Mahoney                 Joseph F. Toot, Jr.
          /s/ Jay A. Precourt
          _____________________________     ______________________________
          Jay A. Precourt                   Martin D. Walker
          /s/ Joseph W. Ralston             /s/ Jacqueline F. Woods
          _____________________________     ______________________________
          Joseph W. Ralston                 Jacqueline F. Woods